UMB SCOUT FUNDS


STOCK FUND
(UMBSX)
STOCK SELECT FUND

ANNUAL REPORT   JUNE 30, 1999

No-load mutual funds with primary emphasis on long-term growth of both capital and income.



TO THE SHAREHOLDERS

The past 12 months have been especially noteworthy for the global economy and financial markets. Attention was fixed last fall on the financial contagion spreading from Southeast Asia to Russia and elsewhere. Interest rates in the developing world were rising or local currencies were collapsing. There was widespread fear of an economic slowdown because of slower demand and a flood of industrial capacity.

In the U.S., the Federal Reserve lowered interest rates three times in a relatively short period and long-term interest rates moved to less than 5%. All but the "bluest" of blue chip stocks declined sharply.

For the time being, the concerns of late 1998 no longer are on investors' minds. Most indicators show the world's economies are regaining their footing and many are growing strongly. Interest rates have increased again, but apparently not enough to stop this growth. The U.S. is enjoying the lowest unemployment in decades with very low inflation - a scenario the textbooks say cannot happen.

Our economic environment has been called a "virtuous cycle," but some investors are wondering whether it will become a "vicious cycle." We do not see such a change now, although we continue to watch the economic indicators very closely. There are few signs that the economy is entering a long-term slowdown caused by economic excess. Some market watchers point to the high valuation of U.S. stocks as one such excess, but valuation alone usually is not enough to make stock prices decline. We see no other catalyst at this point that would cause a major stock price correction.

In this annual report, you will find more details about the activity and holdings in the UMB Scout Stock Fund and UMB Scout Stock Select Fund during the period. I recently joined the UMB team, and I want to thank each of you for your confidence in UMB Investment Advisors and the UMB Scout Funds. We look forward to helping you reach you financial goals.

Sincerely,
/s/William B. Greiner, CFA
William B. Greiner, CFA

Executive Vice President / Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Stock Fund closed the quarter ended June 30,
1999, at $20.53 per share and had a total return (price change and reinvested distributions) of 13.70% for the quarter and 13.92% for the fiscal year.

The UMB Scout Stock Select Fund closed the quarter at $10.08 per share and had a total return of 2.34% for the month of June and 0.80% since inception on May 17, 1999.

Each Fund's objective is to provide investors with long-term growth of both capital and dividend income.

Markets jumped on the last day of the quarter after the Federal Reserve Board increased the key Fed Funds rate to 5.00% from 4.75%, meeting widespread market expectations. The Federal Reserve cited uncertainty about conflicting economic indicators as its reason for raising rates. It then cheered the markets by adopting a neutral policy stance, indicating no firm intention to increase rates again soon.

The reaction of the stock and bond markets was immediate and strong. The Standard & Poor's 500 Index soared to a new record, and the yield on the 30-year U.S. Treasury bond dropped below 6%.

Although the Federal Reserve was the big news at the end of the quarter, the performance of basic industry stocks was the major story starting in early April. Strength in the U.S. economy finally awakened these stocks, which have languished for several years, and they started to look attractive in comparison with overvalued stocks in the technology sector and elsewhere.

The recovery of the depressed economies in Southeast Asia also contributed to the U.S. market's interest in industrial stocks. Southeast Asia is a large consumer of paper and chemical products, particularly those used in making synthetic fibers for garments. Commodity prices have turned higher as these economies increased their demand, prompting interest in the related industrial stocks. A decision by the Organization of Petroleum Exporting Countries (OPEC) to cut production helped increase oil prices and the organization appears to be holding to its quotas.

The market has been tracking interest rates closely since October 1998, when the Federal Reserve last lowered rates. Fears created by the collapse of the Russian financial markets last year created a flight to quality, primarily to U.S. Treasury bonds. The resulting sharp movement in U.S. Treasury prices created problems for interest rate markets and especially for large "hedge fund" operations that had used investments in Treasuries to hedge their interest rate exposure. The Federal Reserve's decision to lower interest rates helped push stock and bond markets higher and prompted a U.S. economic surge.

Over the ensuing months, many market participants became concerned that the economy would overheat and inflation would return. The Federal Reserve's interest rate hike in June and its subsequent announcement of a neutral position on future interest rate changes has calmed these fears.

As the new manager of the UMB Scout Stock Fund, effective May 1, 1999, I will bring some modest changes to the way the Fund invests. The Fund will keep a smaller list of stocks in the portfolio, which provides more focus to the investment process, and we are selling a number of small holdings. We will introduce more growth stocks into the Fund, as can be seen in the portfolio's increase in technology and health care investments, and will eliminate holdings in small-capitalization stocks.

During the latest quarter, the Fund sold holdings in approximately 40 stocks and added several new names to the portfolio. The sales included our position in BP Amoco, Mitchell Energy, Burlington Resources and Baker Hughes,
Cyprus Amax, Newmont Mining, Alcoa, Worthington and
Carpenter Technologies. We made new investments in Amgen, Gateway, Molex, Intel, First Merit and Lincoln National.

For the six months ended June 30, 1999, shareholders of UMB Scout Stock Fund received an ordinary income dividend of $0.18 per share and a long-term capital gain of $0.40 per share. For corporate shareholders, 38.54% of ordinary income distributions qualify for the corporate dividends received deduction.

The introduction of the UMB Scout Stock Select Fund in May
1999 offers a new option for investors seeking long-term growth. While it mirrors the investment objective of the Stock Fund, the Stock Select Fund normally will maintain a smaller cash reserve than its parent fund. The new Fund still will benefit from the long-term management style that is the key to the UMB Scout Funds' investment philosophy.

Thank you for your interest and participation in the UMB
Scout Stock Fund or UMB Scout Stock Select Fund. We welcome your questions and comments.

Sincerely,
/s/James L. Moffett
James L. Moffett
UMB Investment Advisors


CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Stock Fund as of June 30, 1999


CHART - COMPARATIVE RATES OF RETURN
UMB Scout Stock Fund as of June 30, 1999

                             2 1/2 Years    6 1/2 Years    8 1/2 Years

UMB Scout Stock Fund            16.31%        12.88%          13.52%
Lipper Growth and Income
  Fund Index*                   20.96%        17.84%          17.96%
S&P 500*                        30.00%        21.97%          21.14%

UMB Scout Stock Fund's average annual compound returns for 1-, 5- and 10-year periods ended June 30, 1999, are 13.92%,
14.88% and 11.87%, respectively.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost
* Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).


CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Stock Select Fund as of June 30, 1999


CHART - COMPARATIVE RATES OF RETURN
UMB Scout Stock Select Fund as of June 30, 1999
                                           Month     Inception

UMB Scout Stock Select Fund                2.34%       0.80%
Lipper Growth & Income Fund Index*         4.14%        N.A.
S&P 500*                                   5.55%        N.A.
Inception - May 17, 1999.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

* Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).


CHART - TOP TEN EQUITY HOLDINGS
UMB Scout Stock Fund as of June 30, 1999
                                          Market      Percent
                                       Value (000's)  of Total

International Business Machines Corp.   $   5,170      2.84%
Williams Companies, Inc.                    3,192      1.76%
Motorola, Inc.                              3,032      1.67%
SBC Communications, Inc.                    2,900      1.60%
Texas Instruments, Inc.                     2,900      1.60%
Kimberly Clark Corp.                        2,850      1.57%
Pharmacia & Upjohn, Inc.                    2,778      1.53%
Mallinckrodt Group, Inc.                    2,765      1.52%
Firstmerit Corp.                            2,764      1.52%
Halliburton Co.                             2,715      1.49%
Top Ten Equity Holdings Total:            $31,066*    17.10%

As of June 30, 1999, statement of assets. Subject to change.
* Market Values are rounded; may not equal total.


CHART - TOP TEN EQUITY HOLDINGS
UMB Scout Stock Select Fund as of June 30, 1999
                                          Market      Percent
                                       Value (000's)  of Total


Motorola, Inc.                          $      57      2.80%
Williams Companies, Inc.                       51      2.50%
Intel Corp.                                    48      2.30%
Mallinckrodt Group, Inc.                       45      2.20%
Pharmacia & Upjohn, Inc.                       45      2.20%
Firstmerit Corp.                               45      2.20%
FDX Corp.                                      43      2.10%
TJX Co., Inc.                                  43      2.10%
Grainger (W.W.), Inc.                          43      2.10%
International Business Machines Corp.          43      2.10%
Top Ten Equity Holdings Total:          $     464*    22.40%

As of June 30, 1999, statement of assets. Subject to change.
* Market Values are rounded; may not equal total.


CHART - FUND DIVERSIFICATION
UMB Scout Stock Fund

Cash & Equivalents              14.2%
Capital Goods                    4.1%
Basic Materials                  9.6%
Consumer Cyclical               13.8%
Consumer Staples                15.4%
Energy                           6.9%
Financial                        3.2%
Transportation & Services        3.9%
Technology                      14.7%
Utilities                       13.4%
Convertible Bonds                0.8%

Based on total investments as of June 30, 1999. Subject to change.

CHART - FUND DIVERSIFICATION
UMB Scout Stock Select Fund as of June 30, 1999

Cash & Equivalents              12.8%
Basic Materials                  8.5%
Capital Goods                    5.5%
Consumer Cyclical               13.8%
Consumer Staples                18.3%
Energy                           5.7%
Financial                        4.5%
Technology Services             13.8%
Transportation & Services        4.1%

Based on total investments as of June 30, 1999. Subject to change.

CHART - HISTORICAL PER SHARE RECORD
UMB Scout Stock Fund
                         Income &                        Cumulative**
                Net     Short-Term     Long-Term           Value Per
               Asset      Gains           Gains           Share Plus
               Value   Distribution   Distribution       Distributions

12/31/82     $  9.87     $ 0.03        $    -              $   9.90
12/31/83       11.34       0.86             -                 12.23
12/31/84       11.20       0.62            0.11               12.82
12/31/85       12.74       0.73            0.22               15.31
12/31/86       12.78       0.51            1.01               16.87
12/31/87       11.87       0.78            0.97               17.71
12/31/88       12.62       0.49            0.39               21.39
12/31/89       13.87       0.62            0.49               21.70
12/31/90       12.76       0.59            0.21               21.39
12/31/91       15.40       0.48             -                 24.51
12/31/92       15.77       0.39            0.31               25.58
12/31/93       16.24       0.38            0.79               27.21
12/31/94       15.01       0.46            1.19               27.63
12/31/95       16.34       0.73            0.87               30.56
12/31/96       16.97       0.47            0.62               32.28
12/31/97       19.01       0.46            1.00               35.78
12/31/98       18.86       0.45            1.10               37.18
06/30/99*      20.53       0.18            0.40               39.43

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.

Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS
                                                                        MARKET
     SHARES    COMPANY                                                   VALUE

STOCK PORTFOLIO
COMMON STOCKS - 82.42%
Basic Materials - 9.31%
     85,000    Brush Wellman, Inc.                            $      1,540,625
     10,000    Corning, Inc.                                           701,250
     15,000    Crown Cork and Seal, Inc.                               427,500
     25,000    Eastman Chemical Co.                                  1,293,750
    100,000    Engelhard Corp.                                       2,262,500
     30,000    Hercules, Inc.                                        1,179,375
     50,100    International Paper Co.                               2,530,050
     76,000    Mallinckrodt Group, Inc.                              2,764,500
     30,000    Rohm & Haas Co.                                       1,286,250
     35,000    Weyerhaeuser Co.                                      2,406,250
     35,000    Worthington Industries, Inc.                            575,313
                                                                    16,967,363
Capital Goods - 3.98%
    125,000    Calgon Carbon Corp.                                     742,188
     35,000    Cooper Industries, Inc.                               1,820,000
     18,000    Global Industries Technologies*                         217,125
     35,000    Grainger (W.W.), Inc.                                 1,883,437
     50,000    Snap-On, Inc.                                         1,809,375
     14,500    Waste Management International PLC                      779,375
                                                                     7,251,500
Consumer Cyclical - 13.36%
     40,000    American Greetings Corp.                              1,205,000
     71,375    Bassett Furniture Industries, Inc.                    1,632,703
             40,000    Block (H&R), Inc.                             2,000,000
     10,483    Delphi Automotive Systems                               194,591
     50,000    Dillards, Inc.                                        1,756,250
     40,000    Donnelley (R.R.) & Sons Co.                           1,482,500
     28,000    Dun & Bradstreet                                        992,250
      5,000    Ford Motor Co.                                          282,188
     14,000    Gannett Co., Inc.                                       999,250
     15,000    General Motors Corp.                                    990,000
     40,000    Genuine Parts Co.                                     1,400,000
     25,000    Hillenbrand Industries, Inc.                          1,081,250
     28,934    Limited, Inc.                                         1,312,880
     24,000    Masco Corp.                                             693,000
     15,000    May Department Stores Co.                               613,125
     25,000    Penney (J.C.) & Co., Inc.                             1,214,062
     48,900    Pharmacia & Upjohn, Inc.                              2,778,131
    100,000    Sensormatic Electronics Corp.*                        1,393,750
    120,000    Stride Rite Corp.                                     1,237,500
      4,500    TJX Co., Inc.*                                          149,906
      9,822    Tyco International Ltd.                                 930,635
                                                                    24,338,971
Consumer Staples - 14.89%
     20,000    Abbott Laboratories                                     910,000
     40,000    Alza Corp.*                                           2,035,000
     16,000    American Home Products Corp.                            920,000
     15,000    Amgen, Inc.*                                             913,125
      3,000    Anheuser-Busch Companies, Inc.                          212,813
    100,000    Archer-Daniels-Midland Co.                            1,543,750
     40,000    Bard (C.R.), Inc.                                     1,912,500
    100,000    Bob Evans Farms, Inc.                                 1,987,500
     77,000    Brinker International*                                2,093,438
     24,000    Bristol-Myers Squibb Co.                              1,690,500
     58,000    Covance, Inc.*                                        1,388,375
     10,000    Eastman Kodak Co.                                       677,500
     16,000    Heinz H.J. Co.                                          802,000
     40,000    International Flavors & Fragrances, Inc.              1,775,000
     50,000    Kimberly Clark Corp.                                  2,850,000
     95,000    Lance, Inc.                                           1,484,375
     30,000    Merck & Co., Inc.                                     2,220,000
     65,000    Mylan Laboratories, Inc.                              1,722,500
                                                                    27,138,376
Energy - 6.69%
     20,000    Atlantic Richfield Co.                                1,671,250
     60,000    Halliburton Co.                                       2,715,000
     35,000    Kerr-McGee Corp.                                      1,756,562
     30,000    Phillips Petroleum Co.                                1,509,375
     24,000    Schlumberger Limited                                  1,528,500
     65,000    Union Pacific Resources Group, Inc.                   1,060,313
     60,000    USX-Marathon Group                                    1,953,750
                                                                    12,194,750
Financial - 3.14%
    100,000    Firstmerit Corp.                                      2,806,680
     20,000    Liberty Corp. S.C.                                    1,090,000
     35,000    Lincoln National Corp. Indiana*                       1,830,937
                                                                     5,727,617
Technology - 14.26%
     35,000    Apple Computer, Inc.*                                 1,620,937
     37,500    AT & T Corp.                                          2,092,969
     20,000    Boeing Co.                                              883,750
      3,000    Cisco Systems, Inc.*                                    193,500
     23,625    Compaq Computer Corp.                                   559,617
     10,000    Electronic Data Systems Corp.                           565,625
     40,000    Gateway, Inc.*                                        2,360,000
     43,500    Intel Corp.*                                          2,588,250
     40,000    International Business Machines Corp.                 5,170,000
      6,000    Lucent Technologies, Inc.                               404,625
     38,000    Molex, Inc.                                           1,406,000
     32,000    Motorola, Inc.                                        3,032,000
     40,000    Novell, Inc.*                                         1,060,000
     10,000    PE Corp-PE Biosystems Group                           1,147,500
     20,000    Texas Instruments, Inc.                               2,900,000
                                                                    25,984,773
Transportation & Services - 3.77%
     40,000    CNF Transportation, Inc.                              1,535,000
        900    Duke Realty Investment, Inc.                             20,306
     48,000    FDX Corp.*                                            2,604,000
     40,000    Southwest Airlines Co.                                1,245,000
     25,000    Union Pacific Corp.                                   1,457,813
                                                                     6,862,119
Utilities - 13.02%
     40,000    Ameren Corp.                                          1,535,000
     32,000    Bell Atlantic Corp.                                   2,092,000
     44,000    Bell South Corp.                                      2,062,500
     60,000    Comsat Corp.                                          1,950,000
     40,000    Dominion Resources, Inc. VA                           1,732,500
     65,000    Entergy Corp.                                         2,031,250
     43,000    Florida Progress Corp.                                1,776,437
      7,000    GTE Corp.                                               530,250
     50,000    SBC Communications, Inc.                              2,900,000
     50,000    Scana Corp.                                           1,168,750
     35,000    Texas Utilities Co.                                   1,443,750
     22,273    US West, Inc.                                         1,308,539
     75,000    Williams Companies, Inc.                              3,192,187
                                                                    23,723,163
TOTAL COMMON STOCKS (COST $99,072,873) - 82.42%                    150,188,632

      FACE                                                              MARKET
     AMOUNT    DESCRIPTION                                               VALUE

CONVERTIBLE CORPORATE BONDS - 0.75%
$    425,000   Telxon Corp., Cv. Sub. Deb.,
                7.50%, due June 1, 2012                                272,000
   1,000,000   WMX Technologies, Inc., Cv. Sub. Notes,
                2.00%, due January 24, 2005                          1,085,000

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $1,411,697) - 0.75%          1,357,000

SHORT-TERM CORPORATE NOTES - 9.30%
   1,000,000   Abbott Labs,
                4.80%, due July 8, 1999                                998,933
   1,500,000   Ameritech,
                5.12%, due July 28, 1999                             1,494,027
   1,000,000   Archer-Daniels-Midland Co.,
                4.82%, due July 8, 1999                                998,929
   1,500,000   Becton Dickinson,
                5.15%, due August 13, 1999                           1,490,558
     500,000   Bellsouth Telecommunications, Inc.,
                4.83%, due July 16, 1998                               498,927
   1,000,000   Chevron USA, Inc.,
                5.01%, due July 28, 1999                               996,103
   1,000,000   Coca-Cola Co.,
                4.79%, due July 9, 1999                                998,802
   1,500,000   Deere and Co.,
                4.77%, due July 6, 1999                              1,498,807
   1,500,000   Gannett Co., Inc.,
                4.78%, due July 27, 1999                             1,494,623
   1,000,000   Heinz Co.,
                4.78%, due July 8, 1999                                998,938
   1,500,000   Johnson & Johnson,
                4.85%, due August 6, 1999                            1,492,523
   1,500,000   Lucent Technologies, Inc.,
                4.95%, due August 2, 1999                            1,493,194
   1,500,000   Proctor & Gamble Co.,
                4.88%, due August 9, 1999                            1,491,867
   1,000,000   Progress Capital Holdings, Inc.,
                4.90%, due July 2, 1999                                999,728

TOTAL SHORT-TERM CORPORATE NOTES (Cost $16,945,959) - 9.30%         16,945,959

GOVERNMENT SPONSORED ENTERPRISES - 3.54%
   1,500,000   Federal Home Loan Mortgage Corp.,
                4.73%, due August 27, 1999                           1,488,569
   2,000,000   Federal Home Loan Mortgage Corp.,
                4.76%, due July 8, 1999                              1,997,884
   1,500,000   Federal Home Loan Mortgage Corp.,
                5.03%, due October 21, 1999                          1,476,317
   1,500,000   Federal National Mortgage Association,
                Discount Notes, 4.70%, due August 9, 1999            1,492,167
TOTAL GOVERNMENT SPONSORED ENTERPRISES (Cost $6,454,937) - 3.54%     6,454,937

REPURCHASE AGREEMENT (Cost $1,750,000) - 0.96%
   1,750,000   Northern Trust Co., 4.79% due July 1, 1999
                 (Collateralized by U.S. Treasury Notes,
                 7.125%, due September 30, 1999)                     1,750,000

TOTAL INVESTMENTS (Cost $125,635,466) - 96.97%                     176,696,528

Other assets less liabilities - 3.03%                                5,526,731

TOTAL NET ASSETS - 100.00%
  (equivalent to $20.53 per share;
  20,000,000 shares of $1.00 par value
  capital shares authorized;
  8,874,746 shares outstanding)                                 $  182,223,259


For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $125,764,631.
Net unrealized appreciation for federal income tax purposes was $49,190,226, which is comprised of unrealized appreciation of $53,600,417 and unrealized depreciation of $4,410,191.

*Non-income producing security

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
JUNE 30, 1999

STATEMENT OF NET ASSETS
                                                                        MARKET
      SHARES   COMPANY                                                   VALUE

STOCK SELECT PORTFOLIO
COMMON STOCKS - 95.22%
Basic Materials - 9.27%
       1,200   Brush Wellman, Inc.                              $       21,750
         600   Crown Cork and Seal, Inc.*                               17,100
       1,800   Engelhard Corp.                                          40,725
         500   International Paper Co.*                                 25,250
       1,250   Mallinckrodt Group, Inc.                                 45,469
         600   Weyerhaeuser Co.*                                        41,250
                                                                       191,544
Capital Goods - 6.01%
         365   Armstrong World Industries, Inc.*                        21,102
         600   Cooper Industries, Inc.                                  31,200
         800   Grainger (W.W.), Inc.*                                   43,050
         800   Snap-On, Inc.*                                           28,950
                                                                       124,302
Consumer Cyclical - 15.11%
         600   American Greetings Corp.*                                18,075
         800   Block (H&R), Inc.                                        40,000
       1,000   Dillards, Inc.                                           35,125
         600   Donnelley (R.R.) & Sons Co.*                             22,238
         600   Genuine Parts Co.*                                       21,000
         475   Knight Ridder, Inc.                                      26,095
         800   Limited, Inc.                                            36,300
         800   Pharmacia & Upjohn, Inc.*                                45,450
       2,400   Stride Rite Corp.*                                       24,750
       1,300   TJX Co., Inc.*                                           43,306
                                                                       312,339
Consumer Staples - 19.96%
         600   Alza Corp.*                                              30,525
         500   Amgen, Inc.*                                             30,437
         200   Anheuser-Busch Companies, Inc.*                          14,188
       1,800   Archer-Daniels-Midland Co.*                              27,787
         800   Bard (C.R.), Inc.*                                       38,250
       1,800   Bob Evans Farms, Inc.*                                   35,775
       1,000   Covance, Inc.*                                           23,937
         600   Darden Restaurants, Inc.*                                13,088
         600   International Flavors & Fragrances, Inc.                 26,625
         500   Kimberly Clark Corp.                                     28,500
         800   McDonalds Corp.                                          33,050
         500   Merck & Co., Inc.*                                       37,000
       1,600   Mylan Laboratories, Inc.                                 42,400
         800   Pepsico, Inc.                                            30,950
                                                                       412,512
Energy - 6.22%
         800   Halliburton Co.                                          36,200
         800   Kerr-McGee Corp.                                         40,150
       1,600   Union Pacific Resources Group, Inc.                      26,100
         800   USX-Marathon Group*                                      26,050
                                                                       128,500
Financial - 4.93%
         800   Allstate Corp.                                           28,700
       1,600   Firstmerit Corp.                                         44,900
         540   Lincoln National Corp. Indiana*                          28,249
                                                                       101,849
Technology - 15.11%
         800   Apple Computer, Inc.*                                    37,050
         600   AT & T Corp.                                             33,488
         500   Gateway, Inc.*                                           29,500
         800   Intel Corp.*                                             47,600
         330   International Business Machines Corp.*                   42,652
         800   Molex, Inc.                                              29,600
         600   Motorola, Inc.                                           56,850
         800   Novell, Inc.*                                            21,200
         210   Sun Microsystems*                                        14,464
                                                                       312,404
Transportation & Services - 4.42%
         600   CNF Transportation, Inc.*                                23,025
         800   FDX Corp.*                                               43,400
         800   Southwest Airlines Co.*                                  24,900
                                                                        91,325
Utilities - 14.19%
         600   Ameren Corp.                                             23,025
         600   Bell Atlantic Corp.*                                     39,225
         600   Bell South Corp. *                                       28,125
       1,200   Entergy Corp.*                                           37,500
         600   Florida Progress Corp.                                   24,787
         210   GTE Corp.                                                15,907
         600   SBC Communications, Inc.*                                34,800
         600   Scana Corp.                                              14,025
         600   Texas Utilities Co.*                                     24,750
       1,200   Williams Companies, Inc.                                 51,075
                                                                       293,219
TOTAL COMMON STOCKS (Cost $1,936,608) - 95.22%                       1,967,994

     FACE                                                               MARKET
     AMOUNT    DESCRIPTION                                               VALUE

REPURCHASE AGREEMENT (Cost $290,000) - 14.03%
$    290,000   Northern Trust Co., 4.79%, due July 1, 1999
                (Collateralized by U.S. Treasury Notes,
                7.125%, due September 30, 1999)                        290,000

TOTAL INVESTMENTS (Cost $2,226,608) - 109.25%                        2,257,994

Other assets less liabilities - (9.25%)                               (191,154)

TOTAL NET ASSETS - 100.00%
  (equivalent to $10.08 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  205,064 shares outstanding)                                   $    2,066,840

For federal income tax purposes, the identified cost of investments owned at June 30, 1999, was $2,226,608.

Net unrealized appreciation for federal income tax purposes was $31,387, which is comprised of unrealized appreciation of $69,745 and unrealized depreciation of $38,358.

*Non-income producing security

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS     JUNE 30, 1999

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                           STOCK
                                                                                  STOCK                    SELECT
ASSETS:
  Investment securities, at market value
    (identified cost $125,635,466 and 2,226,608, respectively)             $    176,696,528         $     2,257,994
  Cash                                                                                 -                        406
  Dividends receivable                                                              228,770                   1,330
  Interest receivable                                                                11,536                   -
  Receivable for investments sold                                                 8,246,845                  70,175

    Total assets                                                                185,183,679               2,329,905

LIABILITIES:
  Disbursements in excess of demand deposit cash                                  1,376,033                   -
  Payable for investment purchases                                                1,584,387                 263,065

    Total liabilities                                                             2,960,420                 263,065

NET ASSETS                                                                 $    182,223,259               2,066,840


NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                              $    122,053,220         $     2,023,933
  Accumulated undistributed income:
    Net investment income                                                           (78,521)                  2,697
    Net realized gain on investment transactions                                  9,187,498                   8,823
  Net unrealized appreciation on investments                                     51,061,062                  31,387

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                $    182,223,259         $     2,066,840

Capital shares, $1.00 par value
  Authorized                                                                     20,000,000              10,000,000

  Outstanding                                                                     8,874,746                 205,064

NET ASSET VALUE PER SHARE                                                  $          20.53         $         10.08

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1999, AND THE PERIOD MAY 17, 1999 (INCEPTION)
 TO JUNE 30, 1999

STATEMENTS OF OPERATIONS
                                                                                                           STOCK
                                                                                  STOCK                    SELECT
INVESTMENT INCOME:
  Income:
    Dividends                                                              $      3,266,362         $         2,019
    Interest                                                                      1,795,904                   1,659
                                                                                  5,062,266                   3,678
  Expenses:
    Management fees                                                               1,553,871                     981
    Government fees                                                                  14,455                     -
                                                                                  1,568,326                     981
      Net investment income                                                       3,493,940                   2,697

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions                                 15,649,630                   8,823
  Increase in net unrealized appreciation on investments                          4,475,877                  31,387

      Net realized and unrealized gain on investments                            20,125,507                  40,210

      Net increase in net assets resulting from operations                  $    23,619,447          $       42,907

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSET
                                                                                                        STOCK SELECT
                                                                                                       FOR THE PERIOD
                                                                      STOCK              STOCK          MAY 17, 1999
                                                                   YEAR ENDED         YEAR ENDED       (INCEPTION) TO
                                                                 JUNE 30, 1999      JUNE 30, 1998       JUNE 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $    3,493,940      $    4,088,558     $        2,697
  Net realized gain from investment transactions                    15,649,630          12,393,259              8,823
  Increase in net unrealized appreciation on investments             4,475,877          11,624,376             31,387

    Net increase in net assets resulting from operations             23,619,447         28,106,193             42,907
  Net equalization included in the price
    of shares issued and redeemed                                      (183,501)           (67,790)              -

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                              (3,667,370)        (3,967,243)              -
  In excess of net investment income                                    (78,521)              -
    Net realized gain from investment transactions                  (11,380,820)       (10,321,119)

        Decrease in net assets from distributions                   (15,126,711)       (14,288,362)              -

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 1,609,570, 1,294,080
    and 210,685 shares sold, respectively                            30,716,658         23,397,925          2,079,639
  Net asset value of 369,217 and 509,805 shares
    issued for reinvestment of distributions                          7,133,312         11,487,515

                                                                     37,849,970         34,885,440          2,079,639
  Cost of 3,022,551, 2,399,568 and 5,621 shares
    redeemed, respectively                                          (58,614,795)       (46,635,978)           (55,706)

    Net increase (decrease) in net assets
      from capital share transactions                               (20,764,825)    $  (11,750,538)         2,023,933
      Net increase (decrease) in net assets                         (12,455,590)         1,999,503          2,066,840
NET ASSETS:
  Beginning of year                                                 194,678,849        192,679,346               -

  End of year (including undistributed net investment income
    of ($78,521), $356,931 and $2,697, respectively)            $   182,223,259     $  194,678,849     $    2,066,840

*Distributions to shareholders:
   Income dividends per share                                   $          0.41     $         0.40     $         -
   Capital gains distribution per share                         $          1.24     $         1.04     $         -

See accompanying Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES - The Fund is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company. Its shares are currently issued in two series (Stock and Stock Select) with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the year or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Equalization - The Fund uses the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 1999
(excluding commercial paper, repurchase agreements and short-term securities), were as follows:

                                        Other than
                                      U.S. Government     U.S. Government
Stock Fund                              Securities           Securities
Purchases                            $    21,557,454      $       -
Proceeds from sales                       48,455,131              -

Stock Select Fund
Purchases                            $    1,998,372       $       -
Proceeds from sales                          70,588               -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.




FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share
outstanding throughout the period.
                                          STOCK       STOCK        STOCK         STOCK        STOCK     STOCK SELECT
                                          1999        1998         1997          1996         1995        1999*
Net assets, beginning of year           $ 19.63     $  18.33     $  16.69     $  16.36     $  15.42     $  10.00

  Income from investment operations:
    Net investment income                  0.37         0.41         0.43         0.48         0.48         0.01
    Net realized and unrealized
      gains on securities                  2.18         2.33         2.23         1.36         2.06         0.07
   Total from investment operations        2.55         2.74         2.66         1.84         2.54         0.08

   Distributions from:
     Net investment income                (0.41)       (0.40)       (0.42)       (0.47)       (0.47)         -
     Net realized gain
       on investment transactions         (1.24)       (1.04)       (0.60)       (1.04)       (1.13)         -
   Total distributions                    (1.65)       (1.44)       (1.02)       (1.51)       (1.60)         -

Net asset value, end of year            $ 20.53     $  19.63     $  18.33     $  16.69     $  16.36     $  10.08

Total return                                 14%          15%         16%           12%          17%           6%



Ratios/Supplemental Data
Net assets, end of year (in millions)   $    182    $    195     $    193     $    171     $    137     $      2
Ratio of expenses to average net assets     0.87%       0.86%        0.86%        0.85%        0.86%        0.85%
Ratio of net investment income
  to average net assets                     1.93%       2.07%        2.48%        2.81%        3.01%        2.35%
Portfolio turnover rate                       14%         10%          16%          28%          52%           7%
Average commission rate**               $    .0489  $    .0450   $    .0468   $    .0501        -       $    .0723

*The Fund was capitalized on March 17, 1999, with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on May 17, 1999, at which time net asset value was $10.00 per share. Ratios for this initial period of operation are annualized.

**For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.



INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout
Stock Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of UMB Scout Stock Fund, Inc., including the statements of net assets, as of June 30, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon
(periods presented prior to June 30, 1996 were audited by other independent accountants whose reports thereon expressed unqualified opinions). These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1999, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Stock Fund, Inc., as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1999

This report has been prepared for the information of the Shareholders of UMB Scout Stock Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.





UMB SCOUT FUNDS
100% No-Load Mutual Funds
Stock Fund
Stock Select Fund
Regional Fund
WorldWide Fund
WorldWide Select Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

MANAGER AND INVESTMENT COUNSEL
UMB Bank, n.a., Kansas City, Missouri

AUDITORS
Baird, Kurtz & Dobson, Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a., Kansas City, Missouri

UNDERWRITER, DISTRIBUTOR
AND TRANSFER AGENT
Jones & Babson, Inc.
Kansas City, Missouri


UMB Scout Funds
P.O. Box 219757
Kansas City, MO 64121-9757

TOLL FREE 800-996-2862
www.umb.com

"UMB" and "Scout" are registered service marks of UMB
Financial Corporation.
UMB Financial Corporation also claims service mark rights to the Scout design.


JB22B(8/99)                             508761